Forward Funds

101 California Street, 16th Floor

San Francisco, California 94111

February 19, 2013

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-1520

RE:	Forward Funds (“Registrant”)
File Nos: 033-48940
811-06722

On behalf of the Registrant and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated February 11, 2013, to the Prospectus dated May 1, 2012, for Class A, Class B, Class C and Class M shares of the Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Frontier Strategy Fund, Forward Global Credit Long/Short Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Forward Small Cap Equity Fund, Forward Tactical Enhanced Fund and Forward Tactical Growth Fund (collectively, the “Funds”). The purpose of the filing is to submit the 497(c) filing dated February 11, 2013 in XBRL for the Funds.

If you have any questions regarding this filing, please contact Erin Nelson, Vice President and Assistant General Counsel with the Registrant’s service provider, ALPS Fund Services, Inc., at (720) 917-0602.

Sincerely,

/s/ Robert S. Naka
Robert S. Naka
Secretary and Vice President, Funds